UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Centrus Energy Corp.

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See the reverse side of this notice to obtain proxy materials and voting instructions.E71230-P18592 CENTRUS ENERGY CORP. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 6, 2019. CENTRUS ENERGY CORP. 6901 ROCKLEDGE DRIVE SUITE 800 BETHESDA, MD 20817 Meeting Type: Annual Meeting For holders as of: April 9, 2019 Date: June 6, 2019 Time: 10:00 AM EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/LEU2019. The company will be hosting the meeting live via the Internet this year. There will be no physical location at which Stockholders may attend the meeting. To participate in the meeting via the Internet please visit www.virtualshareholdermeeting.com/LEU2019 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). XXXX XXXX XXXX XXXX Meeting Information You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

E71231-P18592 How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 23, 2019 to facilitate timely delivery. NOTICE AND PROXY STATEMENT ANNUAL REPORT Vote By Internet: Before the Annual Meeting of Stockholders: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During the Annual Meeting of Stockholders: Go to www.virtualshareholdermeeting.com/LEU2019. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX How To Vote Please Choose One of the Following Voting Methods

 Voting Items 01) Michael Diament 02) W. Thomas Jagodinski 03) Patricia J. Jamieson 04) William J. Madia 05) Daniel B. Poneman 06) Neil S. Subin 07) Mikel H. Williams 1. Election of Directors Nominees: 3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's registered public accountants for 2019. 2. To approve the non-binding advisory vote on executive compensation. NOTE: This proxy may be voted in the discretion of the proxy holders on any other matters that may properly come before the meting or any postponement or any adjournment thereof. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2 and 3. E71232-P18592

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